================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  April 17, 2006


                            THE PENN TRAFFIC COMPANY
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            001-9930                                      25-0716800
--------------------------------------------------------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)


       1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                              13221-4737
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)


                                 (315) 453-7284
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ADOPTION OF FORM CHANGE IN CONTROL PROTECTION AGREEMENTS

                  On April 17, 2006, following the recommendation by the Compensation Committee of the Board of Directors of the Company, the Board of Directors adopted a form of Change in Control Protection Agreement which the Company intends to enter into with certain officers of the Company. The form agreement has a term of three years and provides that if there is a change in control during such term, any officer who is a party to such an agreement, and is still an employee of the Company within 90 days prior to the date of such change in control, will continue to be employed by the Company, without a reduction in salary, benefits, title or responsibilities, and with the same bonus opportunities as other employees (of comparable rank) of the Company or the entity acquiring the Company, for the shorter of (i) the termination of such officer's employment with the Company under certain circumstances and
(ii) two years from the date of the change in control. If the officer's employment is terminated within two years of the date of the change in control, the Company is required to make certain lump sum payments to the officer upon such termination. A copy of the form of Change in Control Protection Agreement is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ADOPTION OF SEVERANCE POLICY

                  On April 17, 2006, following the recommendation by the Compensation Committee of the Board of Directors, the Board of Directors adopted a severance policy applicable to certain employees of the Company, including certain of its executive officers. Pursuant to the severance policy, the amount of severance payable to a Vice President or Senior Vice President of the Company ranges from a minimum of 12 weeks to a maximum of 52 weeks, with such employees being entitled to two weeks of severance for each year of employment with the Company. The amount of severance payable to the President of the Company ranges from a minimum of 26 weeks to a maximum of 78 weeks, with the President being entitled to two weeks of severance for each year of employment with the Company. If the employee who receives severance during a year is eligible to receive a bonus for such year, such employee will remain eligible for such year's bonus on a pro rated basis for the period of time the employee worked during the applicable year. Employees will continue to receive benefits, including insurance and health care (but not including eligibility for a bonus), through the period they receive severance or become eligible for comparable benefits under a similar plan, policy or program of a subsequent employer, whichever occurs first.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (d) The following are attached as exhibits to this Current Report on Form 8-K:

         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1              Form of Change in Control Protection Agreement

                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.





                                             THE PENN TRAFFIC COMPANY



                                             By: /s/ Francis D. Price, Jr.
                                                 -----------------------------
                                                 Name:  Francis D. Price, Jr.
                                                 Title: Vice President

Dated:  April 18, 2006

                                 EXHIBIT INDEX



         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1              Form of Change in Control Protection Agreement